Exhibit 24.1

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Wayne M. Fortun
Wayne M. Fortun

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Philip E. Soran
Philip E. Soran

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Martha Goldberg Aronson
Martha Goldberg Aronson

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Thomas R. VerHage
Thomas R. VerHage

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Richard J. Penn and David P. Radloff, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Frank P. Russomanno
Frank P. Russomanno

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director and Officer

The undersigned director and officer of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint David P. Radloff the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and officer of the Company to an Annual Report on Form 10-K for the fiscal year ended September 30, 2012 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of December, 2012.

/s/ Richard J. Penn
Richard J. Penn